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                                  Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Versar, Inc.
(the "Company") on Form 10-Q for the period ending September 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Theodore M. Prociv, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.





              /S/ Theodore M. Prociv
              __________________________
              Theodore M. Prociv
              President and CEO



November 12, 2007


                                         22

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                                 Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report of Versar, Inc.
(the "Company") on Form 10-Q for the period ending September 28, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence W. Sinnott, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.




              /S/ Lawrence W. Sinnott
              __________________________
              Lawrence W. Sinnott
              Executive Vice President,
              Chief Operating Officer,
              and Chief Financial Officer



November 12, 2007


                                       23

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